UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Sec. 240.14a-12


                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


            ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per  unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5)   Total  fee  paid:



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[_]  Fee paid previously with preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:

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     4)   Date Filed:

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                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                               811 South Platinum
                            Deming, New Mexico 88030
                                 (505) 546-2769

                            _______________________
                                 PROXY STATEMENT
                            _______________________

                                  INTRODUCTION

     The Board of Directors (the "Board") of Mimbres Valley Farmers Association, Inc., a New Mexico Corporation (the "Company"), is furnishing you this Proxy Statement and soliciting your proxy in connection with the Annual Meeting of Shareholders to be held at 811 S. Platinum, Deming, New Mexico 88030, on November 27, 2001, at 10:00 a.m. or at any adjournments thereof, for the purposes stated in the enclosed Notice of Annual Meeting (the "Notice"). The Company is mailing the proxy materials on or about November 5, 2001 to holders of shares of Common Stock of the Company of record at the close of business on October 29, 2001, (the "Record Date").

     At the close of business on the Record Date, the Company had 13,781.47 shares of Common Stock outstanding. The Company does not know of any person who owns 5% or more of the Common Stock as of the Record Date.

     To simplify the language in this document, the "Company" means Mimbres Valley Farmers Association, Inc., and "you" means the Stockholder, and the person or entity that signs the Proxy.

     The Company will bear the cost of soliciting the proxies. In addition to the use of the mail, the Company's officers and directors or their representatives may solicit proxies by personal interview, telephone or telegraph. The Company has no plans or arrangements to use a paid proxy solicitor in connection with the solicitation of proxies.

VOTING AND VOTE REQUIRED

     Each share of Common Stock outstanding at the Record Date is entitled to one vote on each matter of business to be considered at the Annual Meeting. In accordance with the Company's Bylaws, the presence, either in person or by properly executed proxy, of the holders of record of thirty-three and one-third per cent (33 and 1/3%) of the voting power of the issued and outstanding Common Stock who are entitled to vote, will constitute a quorum at the Annual Meeting.

     If you properly sign and return the enclosed proxy to the Company in time to be voted at the Annual Meeting, your shares will be voted as you specify on the proxy, unless you properly revoke the proxy prior to or at the beginning of


                                      -1-
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the Annual Meeting as described below.  If you do not make any specification in your proxy as to any one or more of the proposals, the shares represented by your proxy will be voted for the election of the nominees for directors named below, for the approval and ratification of the appointment of the independent auditors and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders.

     You may revoke your proxy at any time prior to its exercise by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

     The Board will duly appoint certain individuals to act as inspectors of election for the Annual Meeting. The inspectors of election will tabulate all of the votes cast at the Annual Meeting. The inspectors of election for the Annual Meeting will treat shares of Common Stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity, and/or (iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.

     The election of each of the directors as presented in Proposal 1 requires an affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting. Accordingly, abstentions and broker non-votes in the election of Directors will not affect the election of the nominees receiving the majority of votes. The approval and ratification of the independent auditors as presented in Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes as to Proposal 2 will have the same effect as a vote against the Proposal.

     If any matters other than those stated in the Notice are properly presented at the Annual Meeting for consideration, the persons named in the relevant form of proxy enclosed herewith and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, unless the proxy indicates otherwise. The Company does not have any knowledge of any matters to be presented for the vote by the Shareholders of the Company at the Annual Meeting, other than those matters this Proxy Statement refers to and describes.


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
                            COMMON STOCK OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of October 29, 2001, the shares of Common Stock, $25.00 par value (the only class of the Company's voting securities) beneficially owned by each Director, nominee for Director, and each Executive Officer of the Company. There is no person or group (as the term is used in Section 13(d)(3) of the Securities Exchange Act) known to the Company to be the beneficial owner of more than five percent of this class of voting securities.

NAME AND ADDRESS                          AMOUNT AND NATURE OF        PER CENT OF COMMON
BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP(1)(2)  STOCK BENEFICIALLY HELD
----------------                       --------------------------  -----------------------
Leone Anderson
     P.O. Box 175
     Deming, N.M. 88030                         11 shares (3)                            *

Jim T. Hyatt
     11850 Uvas Valley Rd. N.E.                 28 shares                                *
     Deming, N.M. 88031                         286 shares (4)                        2.07%

William R. Johnson, III
     P.O. Box 468
     Columbus, N.M. 88029                       55.5 shares                              *

William C. Shattuck
     110 N. Gold
     Deming, N.M. 88030                         4 shares                                 *

Shelby Phillips, III
     P.O. Box 2089                              324 shares                            2.35%
     Deming, N.M. 88031                         15 shares (5)                            *
Douglas Tharp
     1615 Solana Road S.W.
     Deming, N.M. 88030                         240 shares(5)                         1.74%

G. G. Gore
     2020 Columbus Road S. W.
     Deming, N.M. 88031                           0 shares                               *

Janet Robinson (6)
     P.O. Box 2247
     Deming, N.M. 88031                           4 shares                               *

All directors and executive officers            967.5 shares

-----------------------
     *Less than one percent


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

(1)     There are no shares with respect to which any person listed on this table has the right to acquire beneficial ownership as specified in Rules 13d-3(d)(1) of the
        Securities Exchange Act of 1934.
(2)     Unless otherwise indicated, each person listed has sole voting and investment power over all shares.
(3)     Ms. Anderson has joint voting and investment power over these shares with her daughter.
(4)     Mr. Hyatt holds these shares with shared voting and investment power which arises through interests in a partnership and a corporation that are owners of record.
(5)     Mr. Tharp and Mr. Phillips have joint voting and investment power over the shares with their spouses.
(6)     Janet Robinson is the principal accounting officer of the Company.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Company's Articles of Incorporation provide that its Board of Directors shall consist of not less than five stockholders to be elected at the annual meeting to be provided for by the by-laws. The by-laws of the Company currently fix the number at seven. Management has nominated the seven persons named and described below to stand for election at the 2001 Annual Meeting for one-year terms or until their successors are elected and qualified.

     The shares represented by the accompanying proxy will be voted to elect the seven nominees shown below for election unless authority to do so is withheld. Each nominee has agreed to his or her nomination and has agreed to serve if elected. Should any nominee become unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board in place of such nominee.

                                               DIRECTOR  TERM
NAME                  AGE  POSITION            SINCE     EXPIRES
--------------------  ---  ------------------  --------  -------
Jim T. Hyatt           49  Director                1993     2001
William R.
   Johnson, III        51  Director and Vice
                             President             1993     2001
Shelby Phillips, III   59  Chairman Of The
                             Board, Chief
                             Executive Officer,
                             General Manager       1999     2001
William C. Shattuck    45  Director                2000     2001
Leone Anderson         68  Director and
                             Secretary-
                             Treasurer             1997     2001
Douglas Tharp          81  Director                1973     2001

G. G. Gore             49  Director                2001    2001*
_____________________


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
     *James E. Keeler was a director of the Company from 1968 until February, 2001, when he resigned. His occupation for the last five years was farming and produce. G. G. Gore was named to fill the vacancy for Mr. Keeler's unexpired term. Mr. Gore has owned and operated a retail tire and automotive service in Deming since 1982.

     Jim T. Hyatt has been a director of the Company since 1993. His occupation for the last five years has been ranching. He is a partner in Hyatt & Hyatt, a general partnership, and president of Quartzite, Inc. Both Hyatt & Hyatt and Quartzite, Inc. are ranching businesses.

     William R. Johnson, III, has been a director of the Company since 1993 and Vice President since earlier in the year 2000. His occupation for the last five years has been farming and ranching. He is a partner in W. R. Johnson and Sons, a general partnership in the business of farming and ranching, and a director of Carzalia Valley Gin, Inc., a corporation involved in processing of agricultural products.

     Leone Anderson has been a director of the Company since September 23, 1997. She is a retired school teacher whose family has been active in farming in Luna County.

     Douglas Tharp has been a director of the Company since 1973. Mr. Tharp has been employed for the past five years as manager of a cotton warehouse in Deming, and as the owner and operator of Deming Auction Service.

     Shelby Phillips, III has been a director of the Company since February 1999 and Chairman of the Board, Chief Executive Officer and General Manager since May, 2000. Mr. Phillips is the President of Adobe Developers, Inc., a real estate development business. His principal occupation for the last five years has been farming and ranching.

     The Board meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. During the fiscal year ended June 30, 2001, the Board held 12 regularly scheduled meetings. None of the directors attended less than 75% of the meetings held during the last fiscal year. The Board has not established standing audit, nominating or compensation committees.

     No director or officer of the Company is an adverse party or has a material interest adverse to the Company in any material transaction or any pending legal proceedings. No director of the Company holds a directorship in any other company with a class of stock registered under the Securities Exchange Act of 1934 or any company registered as an investment company.


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
COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth compensation paid during each of the last three fiscal years to each of the Company's present General Manager and Chief Executive Officer Shelby Phillips, III, and Dean Stovall, the Company's former General Manager and Chief Executive Officer. These gentlemen are the Company's only "highly compensated executive officers" for the period in question as that term is used in Item 402 (a) of Regulation S-B under the Securities Exchange Act of 1934. Mr. Stovall resigned as General Manager and Chief Executive Officer of the Company on May 12, 2000. Mr. Phillips assumed that role on May 21, 2000. No other officer or employee received total compensation (i.e. salary and bonus) in excess of $100,000 in any of the Company's past three fiscal years.

                           SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL           FISCAL              OTHER     ANNUAL
POSITION                      YEAR     SALARY    BONUS  COMPENSATION*
---------------------------  ------  ----------  -----  -------------

Shelby Phillips, III,          2001  $   55,000   n.a.        n.a.
General Manager and            2000  $    7,206   n.a.        n.a.
Chief Executive Officer        1999     n.a.      n.a.        n.a.

Dean Stovall,                  2001     n.a.      n.a.        n.a.
Former General Manager         2000  $22,162.25   n.a.        n.a
and Chief Executive Officer    1999  $   55,000   n.a.        n.a.

__________________
* The Company has no bonus, stock option, stock bonus, stock appreciation rights or long term incentive plans or agreements, or equity based or incentive option plans or agreements.

COMPENSATION OF DIRECTORS

     Directors of the Company receive the sum of $100 per month, and no other compensation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.


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
     Based on a review of the copies of these reports furnished to the Company, there were the following late reports of ownership (or changes therein) of the Company's Common Stock. Shelby C. Phillips, III filed a Form 5 on December 18, 2000 which should have been filed by August 14, 2000, reporting his initial acquisition of Common Stock in November 1999 (reportable on Form 3) and a subsequent acquisition in December of 1999 (reportable on Form 4). Otherwise, there were no late reports of initial ownership or changes in ownership by persons subject to the requirements of Section 16(a).

                      APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Company, subject to ratification by the Shareholders of the Company, appointed The Accounting and Consulting Group, L.
L. P., of Carlsbad, with offices in Albuquerque, Alamogordo, Clovis and Carlsbad, as independent auditors of the Company on October 24, 2001. The Company entertained proposals from Jones & Company, Certified Public Accountants, the firm that has served as independent auditors of the Company's financial statements since 1998, from Neff & Ricci of Albuquerque, and from The Accounting and Consulting Group, and the Board of Directors of the Company chose the latter firm based on a comparison of the proposals.

     The reports of Jones & Company as the independent auditors of the Company for the past two fiscal years contained going concern qualifications, based on the deteriorating financial condition of the Company. However, this fact played no part in the Board's determination to change auditors, inasmuch as the Company recognizes that any independent auditing firm following generally accepted audited standards and generally accepted accounting principles would have issued a similarly qualified report on the Company's annual financial statements.
There were no disagreements with the Company on any matters of accounting principles, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Jones & Company, would have caused it to make reference to the subject of the disagreement in connection with its report.

     The Board of Directors selected The Accounting and Consulting Group, L.L.P., as independent auditors for the Company because it was of the opinion that this firm would provide the best overall service at a reasonable cost. If the Shareholders do not ratify this appointment, the Board will consider other independent auditors. A representative of The Accounting and Consulting Group, L.L.P. will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. A representative of Jones & Company will also be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTING AND CONSULTING GROUP, L.L.P. AS INDEPENDENT AUDITORS OF THE COMPANY.


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
                                  OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Any proposal of Shareholders intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received at the Company's principal executive offices by no later than August 27, 2002, if such proposal is to be considered eligible for inclusion in the Company's proxy statement for that meeting. With respect to proxies received by the Company's management for the 2002 Annual Meeting, Management may exercise its discretionary voting authority on any stockholder proposal that is received at the Company's principal executive offices after November 9, 2002.

INCORPORATION OF FORM 10-KSB BY REFERENCE

     The Company's 2001 Annual Report on Form 10-KSB, which is attached, is incorporated into this proxy statement by reference.

OTHER BUSINESS

     At the date of this Proxy Statement, the Board is not informed of any matters, other than those stated above, that may be considered at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment on such matters.

     Directions to the site of this year's Annual Meeting, at 811 South Platinum, Deming, New Mexico, can be obtained by contacting the Company at its principal executive offices or at (505) 546-2769.

                                        By Order of the Board of Directors
                                        Shelby Phillips, III,
                                        Chairman
                                        Deming, New Mexico


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
                                      PROXY
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.

The undersigned hereby constitutes and appoints Shelby Phillips, III and William
R. Johnson III or either of them, with full power of substitution, as Proxies to vote all shares of Common Stock of Mimbres Valley Farmers Association, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on November 27, 2001, and at any and all adjournments thereof, for the following purposes (as described in the Proxy Statement):

The Board of Directors strongly urges that you vote to elect the following Director nominees, to approve and ratify the selection of independent auditors and to grant discretionary authority as set forth below:

1.   ELECTION OF DIRECTORS _____ FOR all nominees listed ____ WITHHOLD AUTHORITY
                                 below (except as             to vote for all
                                 marked to the contrary)      nominees
                                                              listed below

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

   Shelby Phillips III    William R. Johnson III    Leone Anderson    Doug Tharp
   Jim Hyatt              William C. Shattuck       G. G. Gore

2. FOR__ AGAINST__ ABSTAIN__       APPROVAL  AND  RATIFICATION OF APPOINTMENT OF
                                   THE  ACCOUNTING AND CONSULTING GROUP, L.L.P.,
                                   AS  INDEPENDENT  AUDITORS  OF  THE  COMPANY.

3. GRANTED __ WITHHELD __          In  their  discretion,  the  Proxies  are
                                   authorized to vote upon such other business as may properly come before the meeting.

     PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED IN ITEM 1 ABOVE, FOR THE APPROVAL AND RATIFICATION OF THE INDEPENDENT AUDITORS NAMED IN ITEM 2 ABOVE AND IN THE PROXIES' DISCRETION ON MATTERS ARISING UNDER ITEM 3 ABOVE.

                                       Date:___________________.


____________________________           ____________________________
(Signature)                            (Signature)

     Please sign as your name appears on stock certificate. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. If a joint tenancy, please have both joint tenants sign.


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